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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 24, 2000 (July 21, 2000)

                         ------------------------------

                               BANCORPSOUTH, INC.

             (Exact Name of Registrant as Specified in Its Charter)

          MISSISSIPPI                   0-10826                 64-0659571
 ----------------------------   ------------------------  ----------------------
 (State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                  Identification Number)

           ONE MISSISSIPPI PLAZA TUPELO,
                    MISSISSIPPI                               38804
          -------------------------------            ------------------------
          (Address of Principal Executive                   (Zip Code)
                      Offices)

                                 (662) 680-2000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed from Last Report)



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ITEM 5.  OTHER EVENTS

         BancorpSouth, Inc. ("BancorpSouth") and First United Bancshares, Inc. ("First United") have entered into an Agreement and Plan of Merger, dated as of April 16, 2000 (the "Merger Agreement"), pursuant to which First United is to merge with and into BancorpSouth (the "Merger") upon the terms and subject to the conditions set forth in the Merger Agreement. A copy of BancorpSouth's July 21, 2000 press release announcing that BancorpSouth has received approval from the Federal Deposit Insurance Corporation with respect to the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         In addition, BancorpSouth and James V. Kelley, the Chairman of the Board, President and Chief Executive Officer of First United, have amended the Stock Bonus Agreement between such parties, which is effective upon completion of the Merger, to clarify the geographic scope of Mr. Kelley's covenant not to compete. A copy of this amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibits are filed herewith:

Exhibit Number         Description
--------------         -----------
10.1                   Amendment No. 1 dated as of July 24, 2000, to Stock Bonus
                       Agreement,  dated as of April 16, 2000, between
                       BancorpSouth, Inc. and James V. Kelley.
99.1                   Press Release issued on July 21, 2000 by BancorpSouth, Inc.













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BANCORPSOUTH, INC.

                                      By:  /s/ L. NASH ALLEN, JR.
                                           ----------------------
                                           L. Nash Allen, Jr.
                                           Treasurer and Chief Financial Officer

Date:  July 24, 2000












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                                  EXHIBIT INDEX

Exhibit Number         Description
--------------         -----------
10.1                   Amendment No. 1 dated as of July 24, 2000, to Stock Bonus
                       Agreement, dated as of April 16, 2000, between
                       BancorpSouth, Inc. and James V. Kelley.
99.1                   Press Release issued on July 21, 2000 by BancorpSouth, Inc.










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